Capital disclosures (Tables)	12 Months Ended
Dec. 31, 2019
Capital disclosures
Schedule of ratio of net debt to fund flows from operations

The following table calculates Vermilion’s ratio of net debt to fund flows from operations:

	Year Ended
	Dec 31, 2019	Dec 31, 2018
Long-term debt	1,924,665	1,796,207
Current liabilities	416,210	563,199
Current assets	(347,681)	(429,877)
Net debt	1,993,194	1,929,529

Ratio of net debt to four quarter trailing fund flows from operations	2.20	2.30